Exhibit 10.11

SCHEDULE OF OMITTED AUTHORIZATIONS FOR PERSONAL MOBILE SERVICES

As these agreements are identical in every case except for their reference number, the Region, sector and frequency band covered by them and their fees, we have, for ease of reference, filed only the relevant standard instrument of authorization approved by ANATEL and provided this schedule to indicate the authorizations that we have omitted from filing as exhibits to this Registration Statement on Form F-1.

1.	Statement of Authorization for Personal Mobile Services between ANATEL and Brasil Telecom Celular S.A., No. 027/2002, dated December 18, 2002.

2.	Statement of Authorization for Personal Mobile Services between ANATEL and Brasil Telecom Celular S.A., No. 028/2002, dated December 18, 2002.

3.	Statement of Authorization for Personal Mobile Services between ANATEL and Brasil Telecom Celular S.A., No. 11/2010, dated April 12, 2010.

4.	Statement of Authorization for Personal Mobile Services between ANATEL and TNL PCS S.A., No. 01/2001, dated March 12, 2001.

5.	Statement of Authorization for Personal Mobile Services between ANATEL and TNL PCS S.A., No. 016/2007, dated December 7, 2007.